UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 23, 2005
BEVERLY ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9550	62-1691861

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Thousand Beverly Way Fort Smith, Arkansas	72919

(Address of Principal Executive Offices)	(Zip Code)
     Registrant’s telephone number including area code (479) 201-2000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On Thursday, December 29, 2005, Beverly Enterprises, Inc. filed a Form 8-K (the “Original 8-K”) announcing that it had both terminated and entered into certain material definitive agreements. This Amendment No. 1 to Form 8-K is being filed to (i) include “Item 1.02 Termination of a Material Definitive Agreement,” which was inadvertently left off the Original 8-K and (ii) to change the numbers of the exhibits included on the Original 8-K. Other than as set forth in the previous sentence, there have been no changes to the disclosure contained in the Original 8-K.
Item 1.01 Entry into a Material Definitive Agreement
On December 23, 2005, following approval by the Board of Directors of Beverly Enterprises, Inc. (“BEI”) in connection with the approval of the Fourth Amendment to that certain Agreement and Plan of Merger by and among BEI, Pearl Senior Care, Inc., PSC Sub, Inc. and Geary Property Holdings, LLC (the “Merger Agreement”), and as required by the Fourth Amendment to eliminate, to the extent possible, certain potential tax and reimbursement liabilities in connection with the merger, BEI took the following actions with respect to certain employee benefit plans:
•	terminated the Executive Deferred Compensation Plan (the “EDC Plan”), with all amounts deferred thereunder to be paid on or before December 31, 2005;

•	terminated the Supplemental Executive Retirement Plan (the “SERP”), with all benefits that would be due at closing of the transactions contemplated by the Merger Agreement (the “Closing”) to be distributed to active participants on or before December 31, 2005 and to inactive participants at the Closing;

•	terminated the Enhanced Supplemental Executive Retirement Plan (the “ESERP”), with all benefits that would be due at the Closing to be distributed on or before December 31, 2005;

•	accelerated to 2005 the vesting and payment of certain stock and cash awards under the 2003 Long-Term Program otherwise payable in early 2006;

•	accelerated to 2005 the vesting and payment of certain stock and cash awards under the 1997 Long-Term Incentive Plan otherwise payable at Closing; and

•	accelerated to 2005 the payment of certain cash severance payments that would become due to certain employees if their employment is terminated under certain circumstances following a change of control of the Company.
The form of amendments terminating the EDC Plan, the SERP and the ESERP are attached hereto as Exhibits 2.1, 2.2 and 2.3, respectively, and are incorporated herein by reference in their entirety. A list of accelerated payments and benefits received by BEI’s named executive officers with respect to the actions described above is set forth on Exhibit 2.4, and is incorporated herein by reference in its entirety.

IMPORTANT INFORMATION
On December 13, 2005, BEI filed a preliminary proxy statement relating to BEI’s solicitation of proxies with respect to its special meeting of stockholders to be held in 2006. Prior to the special meeting, BEI will furnish a definitive proxy statement to its stockholders. BEI URGES INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. BEI and its officers and directors may be deemed to be participants in the solicitation of proxies with respect to any proposed transaction. Information regarding such individuals is included in the Company’s proxy statements and Annual Reports on Form 10-K previously filed with the Securities and Exchange Commission and will be included in the definitive proxy statement relating to the proposed transaction when it becomes available. You may obtain BEI’s proxy statement, when it becomes available, any amendments or supplements to the proxy statement and other relevant documents free of charge at www.sec.gov. You may also obtain a free copy of BEI’s definitive proxy statement, when it becomes available, any amendments and supplements to the definitive proxy statement and other relevant documents by writing to BEI at 1000 Beverly Way, Fort Smith, Arkansas 72919, Attn: Investor Relations or at www.beverlycorp.com under the tab “Investor Information” and then under the heading “SEC Filings.”
FORWARD LOOKING STATEMENTS
The statements in this document relating to matters that are not historical facts are forward-looking statements based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, including the risks and uncertainties detailed from time to time in BEI’s filings with the Securities and Exchange Commission. In particular, statements regarding the consummation of the merger with Pearl Senior Care are subject to risks that the conditions to the transaction will not be satisfied, including the risk that regulatory approvals will not be obtained.
In addition, BEI’s results of operations, financial condition and cash flows may be adversely impacted by the pendency of the proposed transaction with Pearl Senior Care, which may impact our ability to attract and retain customers, management and employees. BEI has incurred and will continue to incur significant advisory fees and other expenses relating to the proposed transaction. Although BEI believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give any assurances that these expectations will prove to be correct.
BEI assumes no duty to publicly update or revise such statements, whether as a result of new information, future events or otherwise.
Item 1.02 Termination of a Material Definitive Agreement
See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits
     (a) Exhibits

Exhibit No.	Exhibit
10.1	Form of Second Amendment to the Beverly Enterprises, Inc. Executive Deferred Compensation Plan (incorporated by reference to Exhibit 2.1 to the Original 8-K)

10.2	Form of Amendment Number Two to the Beverly Enterprises, Inc. Supplemental Executive Retirement Plan (incorporated by reference to Exhibit 2.2 to the Original 8-K)

10.3	Form of First Amendment to the Beverly Enterprises, Inc. Enhanced Supplemental Executive Retirement Plan (incorporated by reference to Exhibit 2.3 to the Original 8-K)

10.4	List of accelerated payments and benefits received by the Named Executive Officers of Beverly Enterprises, Inc. in connection with the termination of the EDC Plan, the SERP and the ESERP, acceleration of benefits under the 2003 Long Term Program and 1997 Long-Term Incentive Plan and acceleration of certain cash severance payments (incorporated by reference to Exhibit 2.4 to the Original 8-K)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2006	BEVERLY ENTERPRISES, INC.
	By:	/s/ Pamela H. Daniels
		Name:	Pamela H. Daniels
		Title:	Senior Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Form of Second Amendment to the Beverly Enterprises, Inc. Executive Deferred Compensation Plan (incorporated by reference to Exhibit 2.1 to the Original 8-K)

10.2	Form of Amendment Number Two to the Beverly Enterprises, Inc. Supplemental Executive Retirement Plan (incorporated by reference to Exhibit 2.2 to the Original 8-K)

10.3	Form of First Amendment to the Beverly Enterprises, Inc. Enhanced Supplemental Executive Retirement Plan (incorporated by reference to Exhibit 2.3 to the Original 8-K)

10.4	List of accelerated payments and benefits received by the Named Executive Officers of Beverly Enterprises, Inc. in connection with the termination of the EDC Plan, the SERP and the ESERP, acceleration of benefits under the 2003 Long Term Program and 1997 Long-Term Incentive Plan and acceleration of certain cash severance payments (incorporated by reference to Exhibit 2.4 to the Original 8-K)